THIRD AMENDMENT TO LEASE
(465 North Halstead)
THIS THIRD AMENDMENT TO LEASE (“Third Amendment”) is made and entered into as of the 26th day of January, 2024, by and between AG-LC 465 NORTH HALSTEAD OWNER, L.P., a Delaware limited partnership (“Landlord”) and XENCOR, INC., a Delaware corporation (“Tenant”).
R E C I T A L S:
1.Landlord and Tenant entered into that certain Lease dated as of April 30, 2021 (the “Original Lease”), as modified by (i) that certain First Amendment to Lease dated as of July 13, 2021 by and between Landlord and Tenant (“First Amendment”), and (ii) that certain Second Amendment to Lease dated as of August 2, 2022 by and between Landlord and Tenant (“Second Amendment”), whereby Landlord leased to Tenant and Tenant leased from Landlord certain space located in that certain building located and addressed at 465 North Halstead Street, Pasadena, California (the “Building”). The Original Lease, as modified by the First Amendment and the Second Amendment, may be referred to herein as the “Lease.”
2.By this Third Amendment, Landlord and Tenant desire to memorialize Landlord’s and Tenant’s agreement regarding the upgrade of the Building’s HVAC system and to otherwise modify the Lease as provided herein.
3.Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Lease.
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
A G R E E M E N T:
1.HVAC Work. Landlord shall engage a California licensed, reputable HVAC contractor (the “Contractor”) to perform upgrades to the base building HVAC system of the Building (the “HVAC Work”). Such HVAC Work is more particularly described in the HVAC scope of work attached hereto as Exhibit A (the “HVAC Scope of Work”). Landlord shall cause the HVAC Work to be performed in a good and workmanlike manner in compliance with applicable Law. All of the costs and expenses pertaining to the HVAC Work is referred to herein as the “HVAC Work Costs.” A schedule of the estimated HVAC Work Costs is set forth on Exhibit B. As used herein, “Tenant’s Contribution” shall mean an amount equal to seventy-five percent (75%) of the actual HVAC Work Costs. Tenant’s Contribution shall be paid as follows: (i) twenty-five percent (25%) of Tenant’s Contribution (in the estimated amount of Three Hundred Fifty-Eight Thousand Two Hundred Eighteen Dollars ($358,218.00)) shall be paid by Tenant to Landlord concurrently with Tenant’s execution and delivery of this Third Amendment to Landlord, and (ii) the remaining balance of Tenant’s Contribution (in the estimated amount of Seven Hundred Sixteen Thousand Four Hundred Thirty-Seven Dollars ($716,437.00)) shall be paid from the Phase 2 Tenant Improvement Allowance (as defined in the Tenant Work Letter), with Landlord deducting from the Phase 2 Tenant Improvement Allowance Tenant’s remaining balance of Tenant’s Contribution. In furtherance of the foregoing, Tenant hereby authorizes Landlord, during the course of the HVAC Work, to disburse from the Phase 2 Tenant Improvement Allowance the HVAC Work Costs owed by Tenant (beyond the initial twenty-five percent (25%) contribution paid for by Tenant toward the HVAC Work Costs). Landlord shall pay for the remaining twenty-five percent (25%) of the HVAC Work Costs (in an estimated amount equal to Three Hundred Fifty-Eight Thousand Two Hundred Eighteen Dollars ($358,218.00), at Landlord’s sole cost and expense. The estimated costs set forth above are set forth in Exhibit B. Upon completion of the HVAC Work and once the final costs of the HVAC Work are determined, Landlord shall reconcile the total HVAC Work Costs to confirm that each party has paid its share of the HVAC Work Costs.
2.Other Costs. As provided in Exhibit B, Landlord shall, at Landlord’s sole cost and expense, be responsible for the POD C Compressor Upgrade (estimated cost to be One Hundred Five Thousand Ninety-Nine Dollars ($105,099.00) in the aggregate, provided that if the actual cost of the POD C Compressor Upgrade exceeds such estimated cost, any such excess cost shall be borne solely by Landlord).
3.Temporary HVAC Costs. Landlord and Tenant acknowledge and agree that Landlord, prior to the date hereof, provided temporary HVAC service to the Premises. Concurrently with Tenant’s execution and delivery of this Third Amendment to Landlord, Tenant shall pay to Landlord an amount equal to One Hundred Thirty-Six Thousand Nine Hundred Sixteen Dollars ($136,916), which amount represents fifty percent (50%) of such temporary HVAC costs incurred by Landlord.
4.Authority. Each party represents and warrants that it has full right and authority to enter into this Third Amendment and to perform all of its obligations hereunder and that all persons signing this Third Amendment on its behalf are authorized to do so.
5.Brokers. Each party represents and warrants to the other that no broker, agent or finder negotiated or was instrumental in negotiating or consummating this Third Amendment. Each party further agrees to defend, indemnify and hold harmless the other party from and against any claim for commission or finder’s fee by any person or entity who claim or allege that they were retained or engaged by the indemnifying party or at the request of such party in connection with this Third Amendment.
6.Signatures. The parties hereto consent and agree that this Third Amendment may be signed and/or transmitted by facsimile, e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (1) to the extent a party signs this Third Amendment using electronic signature technology, by clicking “SIGN”, such party is signing this Third Amendment electronically, and (2) the electronic signatures appearing on this Third Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.
7.Defaults. Tenant hereby represents and warrants to Landlord that, as of the date of this Third Amendment, Tenant is in full compliance with all terms, covenants and conditions of the Lease and that there are no breaches or defaults under the Lease by Landlord or Tenant, and that Tenant knows of no events or circumstances which, given the passage of time, would constitute a default under the Lease by either Landlord or Tenant. Landlord hereby represents and warrants to Tenant that, as of the date of this Third Amendment, Landlord is in full compliance with all terms, covenants and conditions of the Lease and that there are no breaches or defaults under the Lease by Landlord or Tenant, and that Landlord knows of no events or circumstances which, given the passage of time, would constitute a default under the Lease by either Landlord or Tenant.
8.No Further Modification. Except as set forth in this Third Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

[Signature pages to follow.]

IN WITNESS WHEREOF, this Third Amendment has been executed as of the date first set forth above.

“Landlord”	AG-LC 465 NORTH HALSTEAD OWNER, L.P., a Delaware limited partnership By: /s/ Louis Friedel Name: Louis Friedel Its: Vice President

“Tenant”	XENCOR, INC., a Delaware corporation By: /s/ John J. Kuch Name: John J. Kuch Its: CFO

EXHIBIT “A”
HVAC SCOPE OF WORK
(See attached)

ENGINEERING CONSTRUCTION RETROFIT CONTROLS SERVICE

465 Halstead- MagStack Project

465 North Halstead Street, Pasadena, California 91107

For:

Dennise Pruitt-General Manager
Lincoln Property Company

AIR CONDITIONING SOLUTIONS | 2223 El Sol Ave. | Altadena, CA 91001| 167 Freedom Ave.| Anaheim, CA 92801
Tel: 888.685.5660
WWW.ACS.US

ACS ENGINEERING CONSTRUCTION RETROFIT CONTROLS SERVICE MAG STACK

Date: January 19, 2024

Dennise Pruitt-General Manager
Lincoln Property Company

465 North Halstead Street, Pasadena, California 91107

Dear Dennise,

We are deeply grateful for the opportunity to present our proposal for enhancing the HVAC system serving your laboratories. Your trust and consideration in allowing us to offer our solution are sincerely valued. Please review our proposal below and let us know if you have any questions or concerns.

<u>Project Management Field Labor and Engineering:</u>

1. Provide project management, field labor and trade coordination for the project.
2. Layout detail and coordinate material, labor and required sub-contractors for the project.
3. Provide equipment submittals, shop drawings and the required project documentation.
4. Provide the required rigging, trucking and logistics for the project.

<u>Engineering and Permits:</u>

5. Provide a comprehensive field survey and verify existing available drawings, as builds and site conditions for the project Coordinate the location of equipment with all the engineering disciplines.
6. Provide Mechanical, Electrical and Building Permits for the project.
7. Provide mechanical design and engineering services required to support the project.
8. Provide electrical engineering design to support the scope of work for the project.
9. Structural calculations for major structural elements being provided by Air Conditioning Solutions.
10. Corrections and Approvals as required by the governmental agency having jurisdiction of the Project.

<u>Safe off and Demo Scope of Work:</u>

11. Safe off Valves, Electrical and Energy sources for the equipment to be retrofitted.
12. Recover the refrigerant from the equipment per EPA guidelines during the conversion phases.
13. Disconnect and remove the equipment components as required to demo the existing equipment.

<u>Chilled Water Distribution Piping:</u>

14. Equipment Mobilization: Secure and deploy cranes and rigging to support the installation of the chilled water piping.
15. Provide engineering for the new hydronic chilled water system conversion.
16. Detail and Layout the new piping supports.
17. Design and implement a new make-up water system equipped with a PRV station and expansion tank.
18. Chemical Treatment: Install a closed-loop chemical treatment pot assembly for the treatment scope of the project.
19. Provide and install chilled water piping strategically across the building's rooftop, ensuring optimal distribution.
20. Connect new chilled water mains to Pod's A, B and C.
21. Modify the compressor room Louvers as a point of entry for the new chilled water lines.
22. Patching and repairing the roofing and walls were required to support the new chilled water lines.
23. Provide and install new thermal insulation for the chilled water lines. Chilled water piping that is outdoors will contain an aluminum Jacketing.
24. Provide and Install isolation valves and future Points of Connection (POCs) on the chilled water lines, anticipating future system needs and ensuring easy modulation.
25. Provide and install (1) chilled water bypass valve to support minimal load operations.
26. Conduct pressure tests to certify the system's resilience and reliability.
27. Undertake comprehensive cleaning of the newly installed piping sections.
28. Provide a chemical treatment service to ensure inhibitor levels and water treatment is at acceptable levels for long term use.

AIR CONDITIONING SOLUTIONS | 2223 El Sol Ave. | Altadena, CA 91001| 167 Freedom Ave.| Anaheim, CA 92801
Tel: 888.685.5660
WWW.ACS.US

ACS
ENGINEERING CONSTRUCTION RETROFIT CONTROLS SERVICE
MAG STACK

Magstack Chiller System Conversion:

29. Provide and install (3) Chilled Water Dual Circuit Heat Exchangers
30. Provide and install (6) EXVs for new chilled water coils.
31. Provide the required chilled water flow sensors.
32. Provide the required pressure and temperature sensors.
33. Provide and install new chilled water pumps with Variable speed drives.
34. Provide the required flow sensors to support the variable primary flow operations.
35. Provide the required refrigerant piping to support the Magstack conversion.
36. Provide the required thermal insulation for refrigerant piping and heat exchanger.

Operating System Controls:

37. Provide IO devices required to provide decentralized chilled water distribution to each air handler.
38. Provide network cabling to each Magstack module.
39. Upgrade the firmware of the newly upgraded controllers to the Magstack operating system.
40. Provide (1) Central Interface screen for Magstack Network.
41. Provide (1) Central PC workstation.

Chilled Water Coil Conversion:

42. Safe off and recover the refrigerant for the DX Coils.
43. Shut down the air handler and remove the existing DX refrigerant coil.
44. Provide and install new (4) chilled water coils with inlet conditions of 90.00DB /73.80 WB based on ASHRAE 0.4% enthalpy design conditions for the climate zone.
45. Provide and install new PICV Energy Valves for the chilled water flow control to each air handler.
46. Provide the required hydronic specialties for each unit.
47. provide new chilled water piping from chilled water POC to the new coils.
48. Repair the sheet metal casing of the air handler to support the chilled water piping.
49. Pressure test, start up and test operations.
50. Provide instructions for integration of the new valves to clients DDC Contractor.

POD C Compressor Upgrade Option:

51. Safe of f and isolate the existing compressor.
52. Provide and install (2) TT350 compressors for POD C.

Start Up and Close Out:

53. Start up, test, commission and document the operations of the provided equipment.
54. Provide close-out documentation of the project and the required agency approvals.
55. Provide customer training on the new equipment.

Base System Total	**Proposed Amount**
Chilled Water Piping **POD A, B and C**	$589,714.00
Magstack Chiller Conversions **POD A, B and C**	$435,268.00
Magstack Network Manager	$82,716.00
Chilled Water Coils and Valves- **POD A and B**	$256,943.00
POD C Compressor Upgrade	$100,099.00

Preliminary Schedule:

Task Name	Duration	Start	Finish	Predecessors

AIR CONDITIONING SOLUTIONS | 2223 El Sol Ave. | Altadena, CA 91001| 167 Freedom Ave.| Anaheim, CA 92801
Tel: 888.685.5660
WWW.ACS.US

ACS ENGINEERING CONSTRUCTION RETROFIT CONTROLS SERVICE MAG STACK

Project Start Date	1 day	Mon 1/1/24	Mon 1/1/24	
Detailing and Engineering	**15 days**	**Tue 1/2/24**	**Mon 1/22/24**	**1**
Engineering, Detailing Field Inspections	3 wks	Tue 1/2/24	Mon 1/22/24	
Submittal Process	**8 days**	**Tue 1/23/24**	**Thu 2/1/24**	**2**
Provide equipment and material submittals for approval	3 days	Tue 1/23/24	Thu 1/25/24	
Customer Approval	1 wk	Fri 1/26/24	Thu 2/1/24	5
Equipment Lead Times	**45 days**	**Fri 1/26/24**	**Thu 3/28/24**	
Piping Materials Lead Time	2 wks	Fri 1/26/24	Thu 2/8/24	5
HX, Pumps, VFDs, Valves, Compressors	8 wks.	Fri 2/2/24	Thu 3/28/24	6
Installation	**262.13 days**	**Tue 1/23/24**	**Fri 4/19/24**	
Chilled water mains Piping, Make Up water, Supports, Thermal Insulation	6 wks.	Tue 1/23/24	Mon 3/4/24	3
Install Chilled Water Pumps, Make Up water Lines, Hydronic System Start up and Testing.	4 days	Tue 3/5/24	Fri 3/8/24	11
Retrofit POD C Compressor Set to Magstack and Start Up	5 days	Fri 3/29/24	Thu 4/4/24	9,12
Retrofit POD A Air Handlers to Chilled Water Coils- Transfer Operation to chilled water plant- (8-10 Hour Shut down each AHU)	2 days	Fri 4/5/24	Mon 4/8/24	13
Retrofit POD A Compressor Set and Start Up	2 days	Tue 4/9/24	Wed 4/10/24	14
Retrofit POD B Air Handlers to Chilled Water Coils- Transfer Operation to chilled water plant- (8-10 Hour Shut down each AHU)	2 days	Thu 4/11/24	Fri 4/12/24	15
POD B Compressor Set Retrofit and Start Up	5 days	Mon 4/15/24	Fri 4/19/24	16
Start up and Commissioning	**10 days**	**Mon 4/22/24**	**Fri 5/3/24**	**10**
Start Up and Commissioning and Integration	10 days	Mon 4/22/24	Fri 5/3/24	10
Project Completion	**13 days**	**Mon 5/6/24**	**Wed 5/22/24**	**19**
Training	3 days	Mon 5/6/24	Wed 5/8/24	19
Agency Approvals, Punch Walk, Close Out Documentation	2 wks	Thu 5/9/24	Wed 5/22/24	21

Preliminary Billing Schedule

Billing Schedule: Total Base Contract: $1,464,740.00

Invoice Number	Description	Date	Amount
Invoice 1:	**Engineering and Detailing**	**1/19/2024**	**$ 136,464.10**
Invoice 2:	**Materials and Labor**	**2/20/2024**	**$ 313,867.43**
Invoice 3:	**Equipment and Piping and Labor:**	**3/20/2024**	**$ 577,723.35**
Invoice 4:	**POD AHU Upgrades MagStack Installers**	**4/19/2024**	**$ 300,221.02**
Invoice 5:	**Start up and Close Out**	**5/20/2024**	**$ 136,464.10**

AIR CONDITIONING SOLUTIONS | 2223 El Sol Ave. | Altadena, CA 91001| 167 Freedom Ave.| Anaheim, CA 92801
Tel: 888.685.5660
WWW.ACS.US

ACS ENGINEERING CONSTRUCTION RETROFIT CONTROLS SERVICE MAG STACK

Closing Statements

Thank you for your confidence in Air Conditioning Solutions we are honored by the opportunity you have provided us to participate in this project Please feel free to contact us if you have any questions or visit our website at http://www.acs.us to see a sample of our qualifications and services.

Qualifications:

- Price is guaranteed for seven days due to the fluctuation of raw material and equipment costs. Also, lead times for equipment and materials are long, and may affect our ability to meet scheduling requirements. Please verify with your ACS Account Manager prior to ordering.
- Work to be performed during normal business hours.
- Projects to be performed during premium time (afterhours, weekends and/or holidays) will be given adequate lead time for mobilization of crew and material.
- Long lead time material shall be afforded adequate time to order and take delivery of such material.
- Work to be performed using standard commercial HVAC practices per Uniform Building Code (UBC), and local building and mechanical codes.
- Work to be installed based on coordination documents, to be signed off by other trades.
- Changes occurring after installation will require a Change Order
- Equipment and material staging/storing area is required.
- Support systems installed by ACS are for ACS installed system only.
- Engineering, Title 24, plans and specifications are correct and code compliant.
- Roof and structure(s) are adequate to support HVAC equipment and material as shown on plans for Installation.
- Building structure is adequate to hang, mount or support pipe and duct without the addition of supplement support.
- Pasadena Department of Building & Safety to inspect mechanical installation.
- Hazardous Materials: ACS hereby excludes identification, removal, abatement of asbestos products and/or other hazardous chemicals or substances. Customer/contractor should notify ACS of any known asbestos/chemicals and provide SDS sheets for any such chemicals. ACS will have the right to suspend its work until such products or materials and the resultant hazards are removed.

Exclusions:

- Formed or poured concrete, housekeeping and/or mechanical pads.
- Grouting and/or sealing of roof curbs, roof supports, and pump bases.
- Receiving, setting any owner furnished equipment.
- Design Engineering, CAD, re-engineering, or changes to mechanical systems unless included in the above scope of work.
- Structural calculation, steel or modifications to building or framing or reinforcement to roof, walls or other to support mechanical equipment.
- Fire Life Safety, interlocks duct/area smoke detectors, combination smoke fire dampers, smoke/fire control.
- IQ, OQ and PQ package for validations or T-24 compliance certifications.
- General sheet metal, including flashings of any kind, caps, expansion joints, pitch pockets and/or pans, downspouts, screens, grating, louvers, scuppers.
- Cutting, patching, painting or clean up, concrete coring, roof cutting, roof patching, roof sealing or water proofing.
- Protection/covering of walls, floors, equipment, etc.
- Ceiling T-bar, concealed spline and hard ceiling access doors.
- Delivery of equipment, materials not supplied by ACS.
- Relocation/moving of existing utilities, water, drains, electrical, phone cabling for computers, gas, communication wires, alarm wires, not covered under the scope of work.
- Building security
- Duct cleaning
- Parking Fees
- Blocking or cordoning off areas to be utilized for crane/parking.
- Payment or performance bonds

AIR CONDITIONING SOLUTIONS | 2223 El Sol Ave. | Altadena, CA 91001| 167 Freedom Ave.| Anaheim, CA 92801
Tel: 888.685.5660
WWW.ACS.US

ENGINEERING CONSTRUCTION RETROFIT CONTROLS SERVICE

- Permits, plans, plan check fees unless noted in the scope of work.
- Overtime and Shift Work
- Excludes additional labor required by commissioning agents or LEED certifications.
- Lighting Controls
- Conduits
- Any cable not mentioned in the above scope of work.
- Demo of the existing control boxes
- Fire Life Safety, interlocks duct/area smoke detectors, combination smoke fire dampers, smoke/fire control
- Ceiling T-bar, concealed spline and hard ceiling access doors
- Building security
- Parking
- Air balance
- Payment or performance bonds
- Permits, plans, plan check fees unless noted in the scope of work.

Respectfully Submitted,
John Baker
Air Conditioning Solutions

Email: jbaker@acs.us
Phone: (818) 581-7254

Approved By
Name: ______________________________

Signature: __________________________

PO #: ______________________________

Purchase Amount: ___________________

AIR CONDITIONING SOLUTIONS | 2223 El Sol Ave. | Altadena, CA 91001| 167 Freedom Ave.| Anaheim, CA 92801
Tel: 888.685.5660
WWW.ACS.US

ENGINEERING CONSTRUCTION RETROFIT CONTROLS SERVICE

TERMS AND CONDITIONS

a) Warranty: Air Conditioning Solutions will warranty all labor and material furnished and installed by Air Conditioning Solutions, excluding lamps and fuses, on all mechanical service work for 1 year. Air Conditioning Solutions will honor the manufacturer's warranty on all other products furnished by Air Conditioning Solutions. Air Conditioning Solutions must be notified of any potential warranty work. The disposition of the work in question will be determined by or its approved affiliate. Any alleged warranty work done by others will not be paid for by Air Conditioning Solutions.

b) Engagement of Services: Once the customer authorizes work, Air Conditioning Solutions is committed to certain "mobilization" expenses both direct and indirect (i.e., specific training, travel, special tools, materials, project management, etc.), which are generally priced into the entire scope of the project. If the project is canceled, delayed, or significantly changed through no fault of Air Conditioning Solutions, these expenses will be due and payable to Air Conditioning Solutions on a pro-rata basis. Any such requests for reimbursement of these expenses will be itemized and defined.

c) Permits and Taxes: Permits are not included unless specifically noted otherwise. Permits, inspection fees, drawings, etc., will be provided by Air Conditioning Solutions at the cost of obtaining them. Taxes are not included in the proposed price unless specifically noted otherwise.

d) Payment Terms: Standard payment terms are not due in (30) days from invoice date unless stated differently on the front of this proposal. A service charge may be charged on all past due amounts. Charges are computed at the lower of 1.5% per month or the maximum allowed by law. Amounts will be considered past due (30) days after date of invoice. You may avoid a service charge or additional service charges upon payment at any time of the unpaid balance.

e) Attorneys' Fees: If Air Conditioning Solutions is required to hire attorneys to collect amounts owed under this agreement, the customer agrees to reimburse Air Conditioning Solutions for attorneys' fees, expert fees and other legal expenses that it may incur to collect such amount.

f) Incorporation by Reference: Unless expressly agreed in writing otherwise, these Standard Terms and Conditions are a part of, and hereby incorporated by reference, to all Proposals submitted by Air Conditioning Solutions to the customer and Credit Agreement signed by the customer, and all terms and conditions of any such Proposals or Credit Agreements.

AIR CONDITIONING SOLUTIONS | 2223 El Sol Ave. | Altadena, CA 91001 | 167 Freedom Ave. | Anaheim, CA 92801
Tel: 888.685.5660
WWW.ACS.US

EXHIBIT B
SCHEDULE OF ESTIMATED HVAC WORK COSTS
(See attached)